*[ ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 10.1

AMENDMENT TO
LICENSE AND COLLABORATION AGREEMENT

This Amendment (this “Amendment”) is effective as of May 10, 2018 (the “Amendment Effective Date”), and is entered into by and between MERCK SHARP & DOHME CORP., a corporation organized and existing under the laws of New Jersey (“Merck”), and BIOPROTECTION SYSTEMS CORPORATION, a corporation organized and existing under the laws of Delaware (“NewLink”) and a wholly owned subsidiary of NEWLINK GENETICS CORPORATION, a corporation organized and existing under the laws of Delaware (“NL”).

RECITALS:

WHEREAS, Merck and NewLink are parties to that certain License and Collaboration Agreement dated November 21, 2014, and further amended on December 5, 2017 (the “Agreement”); and

WHEREAS, Merck and NewLink desire to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, Merck and NewLink hereby agree as follows:

1. The Parties acknowledge and agree that Merck has requested that NewLink transfer to Merck the NewLink Future Funding Agreements as set forth on Schedule 3.10, as amended by this Amendment, and that necessary consents for the assignments of these NewLink Funding Agreements have been obtained, in accordance with Section 3.10.4 of the Agreement. In order to effect this transfer, (i) Schedule 3.10 is deleted in its entirety and replaced with a revised Schedule 3.10 provided in this Amendment and (ii) Section 2.9.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

2.9.4 Assignment of Certain Existing Agreements. At the written request of Merck, NewLink shall, to the extent legally permissible (and, to the extent consent is required from the relevant counterparty, NewLink shall use reasonable efforts to obtain such consent), (i) assign to Merck (or its Affiliate) certain NewLink Third Party Agreements (as designated in Schedule 2.9.4) and/or (ii) assist Merck (or its Affiliate) in entering into new agreements directly with the counterparties to the NewLink Third Party Agreements, as applicable, in each case of (i) and/or (ii), as and to the extent requested by Merck; provided that NewLink shall not be obligated to assign any such NewLink Third Party Agreement if such NewLink Third Party Agreement is necessary for NewLink to perform its obligations under a NewLink Funding Agreement. In the event that any NewLink Third Party Agreement is assigned to Merck, NewLink shall be solely responsible for, and shall indemnify and hold harmless Merck and all other Merck Indemnities for and against any costs and other Liabilities arising from, or related to, any such NewLink Third Party Agreements as a result of, or in connection with, events or occurrences prior to the date of such assignment (including, for clarity, any payments that were committed to prior to the date of such assignment, but which do not become payable until after the date of such assignment). The Parties understand that certain agreements set forth in Schedule 2.9.4 below authorize expenditures of funds that, in the absence of further instructions to the subcontractor, could result in the amount billed under such agreement exceeding the amounts authorized under the NewLink Future Funding Agreements. Notwithstanding the indemnification set forth in the Agreement and this paragraph, NewLink shall not be liable for any costs any other Liabilities related to such agreements which result from the subcontractor exceeding the authorized amounts under the NewLink Future Funding Agreements. In the event that a given NewLink Third Party Agreement is assigned to Merck in accordance with this Section 2.9.4, then such NewLink Third Party Manufacturing Agreement shall no longer be a “NewLink Third Party Agreement” for the purposes of this Agreement.

2. The Parties acknowledge and agree that Merck has requested that, for a period of twelve (12) months following the execution of this Amendment (the “[*] Transition Period”), NewLink maintain that certain agreement between [*] and BioProtection Systems Corp. effective as [*] concerning [*] (the “[*]”). NewLink agrees that it will use reasonable efforts to maintain the [*] for the duration of the [*] Transition Period. Merck shall reimburse NewLink for NewLink’s reasonable expenses incurred in the course of maintaining the [*] including ongoing cost of [*] if reasonably required [*] and consultant fees, plus the greater of (i) [*] of the total of such expenses or (ii) [*] per quarter or any portion thereof. NewLink shall bill Merck quarterly and Merck shall remit payment within 30 days of the date of each invoice.

Throughout the [*] Transition Period, Merck shall provide quarterly updates to NewLink regarding (i) [*] In the event it becomes apparent that [*] during the [*] Transition Period, for purposes of clarity, then commercially reasonable efforts shall include [*].

The [*] Transition Period will end upon the earlier of (a) written notice from Merck; (b) [*] or (c) the end of the twelve (12) month period, unless extended as set forth below.

Provided that, as evidenced by the quarterly reports provided set forth above, Merck has made commercially reasonable efforts to [*], Merck may request extension of the [*] Transition Period. During any such extension then, in addition to the reimbursement obligations set forth above, Merck shall pay NewLink [*] for each month of extension or any part thereof.

3. Merck shall indemnify, defend and hold the NewLink Indemnitees harmless from and against any Liabilities arising, directly or indirectly out of or in connection with or relating to performance by any NewLink Indemnitee and/or any Third Party of the obligations set forth in Section 2 above; except to the extent such Liabilities result from the gross negligence or willful misconduct of New Link or other New Link Indemnitees. THE SERVICES TO BE PERFORMED BY NEW LINK UNDER THIS AMENDMENT ARE FURNISHED AS IS, WHERE IS, WITH ALL FAULTS AND WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

*[ ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4. Capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Agreement. All references herein to paragraph or section location shall relate to the corresponding paragraph or section in the Agreement.

5. Except as specifically set forth in this Amendment, the Agreement will continue in full force and effect without change. If there is any conflict between the terms of this Amendment and the Agreement, this Amendment will govern.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In addition, this Amendment may be executed by facsimile or “PDF” and such facsimile or “PDF” signature shall be deemed to be an original.

7. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the patent laws of the United States without reference to any rules of conflict of laws or renvoi.

[Signature Page Follows]

*[ ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

MERCK SHARP & DOHME CORP.	BIOPROTECTION SYSTEMS

By: /s/ Benjamin Thorner	By: /s/ Carl Langren

Name: Benjamin Thorner	Name: Carl Langren

Title: SVP and Head of BD&L	Title: VP Finance

*[ ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 3.10

NewLink Future Funding Agreements
• [*]
• [*]
• [*]

*[ ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 2.9.4

NewLink Third Party Agreements to be Assigned to Merck

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

*[ ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.